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                                                                   EXHIBIT 10.38

                   GENERAL ASSIGNMENT AND ASSUMPTION OF LOAN
                   -----------------------------------------

     FOR VALUE RECEIVED, the undersigned, Imperial Bank, a California banking corporation ("Assignor"), hereby sells, assigns and transfers to Imperial Credit Industries, Inc., a California corporation ("Assignee"), all of Assignor's right, title and interest in, to and under the Loan more fully described on Exhibit A (the "Loan") and any and all agreements, instruments and documents executed and delivered pursuant thereto (collectively the "Loan Documents").

     In consideration of the foregoing sale, assignment and transfer, Assignee hereby agrees to assume and comply with and perform as of and after the date hereof all of Assignor's duties, obligations, liabilities and responsibilities under or in connection with the Loan and the Loan Documents, whether known or unknown. From and after the date hereof, Assignee agrees to observe and be bound by the terms and conditions of the Loan Documents and by the obligations of Assignor thereunder as fully and to the same extent as if Assignee had been an original party thereto.

     This General Assignment and Assumption of Loan shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective successors and assigns.

     This General Assignment and Assumption of Loan is made without representation or warranty by or recourse of any kind except as set forth in that certain Asset Purchase Agreement dated as of October 1, 1999, between Assignor and Assignee.

     This General Assignment and Assumption shall be governed by, and construed in accordance with, the laws of the State of California.
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     This General Assignment and Assumption of Loan may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this General Assignment and Assumption of Loan to be executed by their respective officers thereunto duly authorized, as of the date first above written.


Dated: ______________, 1999

                                   Imperial Bank, a California banking
                                   corporation, as Assignor

                                   By: ___________________________________
                                   Its: __________________________________

                                   By: ___________________________________
                                   Its: __________________________________

                                   Imperial Credit Industries, Inc., a
                                   California corporation, as Assignee

                                   By: ___________________________________
                                   Its: __________________________________

                                   By: ___________________________________
                                   Its: __________________________________

                                       2
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                                   Exhibit A


Description of Loan: _______________________________

Name of Borrower: __________________________________

Date of Loan Agreement: ____________________________

Original Principal of Note from Borrower: $ ________
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                              CONSENT AND RELEASE

     The undersigned hereby consents to the foregoing sale, assignment and transfer by the Assignor to the Assignee and to the Assignee's assumption of all of Assignor's duties, obligations, liabilities and responsibilities under or in connection with the Loans and the Loan Documents, whether known or unknown, as of and after the date of said sale, assignment and transfer. The undersigned releases Assignor from all of its obligations under or in connection with the Loans and the Loan Documents as of the date of said sale, assignment and transfer.

Dated: ______________, 1999

                                   [Name of Borrower]

                                   By: ___________________________________
                                   Its: __________________________________

                                   By: ___________________________________
                                   Its: __________________________________